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                                -------------------------------------------------
[Logo]                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                          [PRODUCT NAME]
                                Retirement Products and Services [1-8##-###-####]
                                P.O. Box [###]       Boston, MA   [#####] OR
                                One Copley Place   Boston, MA  02116
                                -------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  A             OWNER(S)/  Name *
                                     ----------------------------------------------------------------------------------------------
           PARTICIPANT(S)  Address
                                     ----------------------------------------------------------------------------------------------
                           City                                                      State                       Zip
                                  ------------------------------------------------         ------------------        --------------
                           Date of Birth    /      /       Social Security Number        -        -             Gender  / /M   / /F
                                         ----------------                          --------------------------
                       * IF A TRUST IS DESIGNATED AS AN OWNER/PARTICIPANT, A VERIFICATION OF TRUST FORM OR TRUST DOCUMENTS MUST
                         ACCOMPANY THIS APPLICATION.
-----------------------------------------------------------------------------------------------------------------------------------
  B             ANNUITANT  / / Same as
                           Owner(s)/Participant(s), or
                           Name:
                                                      -----------------------------------------------------------------------------
                           Date of Birth    /      /       Social Security Number        -        -             Gender  / /M   / /F
                                         ----------------                          --------------------------
             CO-ANNUITANT  Name
                                   ------------------------------------------------------------------------------------------------
               (OPTIONAL)  Date of Birth    /      /       Social Security Number        -        -             Gender  / /M   / /F
                                         ----------------                          --------------------------
-----------------------------------------------------------------------------------------------------------------------------------
C                    PLAN  / / Non-Qualified      / / CRT (CRT WAIVER MUST ACCOMPANY THIS APPLICATION)
                SELECTION  / / IRA Transfer       / / IRA Rollover    ----                                           Roth IRA
                           / / 403(b)             / / 403(b) Partial Transfer (BY CHECKING THIS BOX, OWNER/PARTICIPANT CERTIFIES
                               Rollover/Transfer      THAT THE FUNDS TRANSFERRED CONTINUE TO BE SUBJECT TO THE SAME OR MORE
                                                      STRINGENT DISTRIBUTION RESTRICTIONS AS PRIOR TO THE TRANSFER.)

                           / / Qualified Plan - TYPE                                Trustee
                                                      -------------------                    --------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
D             BENEFICIARY                                     Name  Social Security Number     Date of Birth      Relationship to
                                                                                                                  Owner/Participant

              INFORMATION   / / Primary                                  -    -                     /    /
                                                      ------------  ----------------------     ------------------------------------
                           / / Primary  / / Contingent                   -    -                     /    /
                                                      ------------  ----------------------     ------------------------------------
                           / / Primary  / / Contingent                   -    -                     /    /
                                                      ------------  ----------------------     ------------------------------------
                           / / Please check here if you are attaching additional Beneficiary information

                           BENEFICIARY DESIGNATIONS MUST BE CONSISTENT WITH YOUR APPLICABLE RETIREMENT PLAN. FOR NON-QUALIFIED
                           CONTRACTS, THE CONTRACT/CERTIFICATE MAY BE CONTINUED AFTER THE DEATH OF AN OWNER/PARTICIPANT IF THE
                           OWNER/PARTICIPANT'S SPOUSE IS THE BENEFICIARY; OTHERWISE, THE DEATH BENEFIT MUST BE DISTRIBUTED.
                           UNLESS SPECIFIED OTHERWISE, THE DEATH BENEFIT WILL BE DIVIDED EQUALLY AMONG ALL PRIMARY BENEFICIARIES
                           WHO SURVIVE THE OWNER/PARTICIPANT. IF NO PRIMARY BENEFICIARY SURVIVES THE OWNER/PARTICIPANT, THE DEATH
                           BENEFIT WILL BE DIVIDED EQUALLY AMONG ANY CONTINGENT BENEFICIARIES WHO SURVIVE THE OWNER/PARTICIPANT.
-----------------------------------------------------------------------------------------------------------------------------------
E          OPTIONAL DEATH
            BENEFIT RIDER  (SUBJECT TO STATE AVAILABILITY AND AGE RESTRICTIONS)

                           Optional Death Benefits may ONLY be chosen at time of application. Optional Death Benefits are offered as an enhancement to the basic Death Benefit described in the prospectus. IF AN OPTIONAL RIDER IS NOT
                           ELECTED, THE BASIC DEATH BENEFIT WILL BE PAID TO THE BENEFICIARY UPON THE DEATH OF AN OWNER/PARTICIPANT.
                           Optional Death Benefits cannot be chosen if an Owner/Participant is age 80 or older at the time of application. ONCE ELECTED THIS OPTION MAY NOT BE CHANGED.

                                                          Choose option(s) from EITHER Package I or Package II
                           PACKAGE I: select any one, any two or all three     PACKAGE II : select ONLY one
                               / / Maximum Anniversary Account Value Benefit   / / Earnings Enhancement Rider (EEB) Plus
                               / / Earnings Enhancement Rider (EEB)            / / Earnings Enhancement Rider (EEB) Plus MAV
                               / / 5% Premium Roll-up Benefit                  / / Earnings Enhancement Rider (EEB) Plus 5%

                                                                               (THESE OPTIONAL DEATH BENEFITS MAY NOT BE COMBINED
                                                                               WITH ANY OTHER OPTIONAL DEATH BENEFIT.)
-----------------------------------------------------------------------------------------------------------------------------------
F                 SPECIAL  (Transfer Company Information; Additional Beneficiaries; Annuity Commencement Date; Annuity Option
             INSTRUCTIONS  election, etc.)

                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
G             REPLACEMENT  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any
                           other company?  / / Yes    / / No

                           If YES, please explain in Section F, SPECIAL INSTRUCTIONS and request replacement information from your Registered Representative.
-----------------------------------------------------------------------------------------------------------------------------------
H                PURCHASE  Please indicate how you would like your Purchase Payment allocated and use whole percentages.  Your
                  PAYMENT  allocations should Total 100%. This allocation will be used for future investments, unless otherwise
               ALLOCATION  specified.

                           INITIAL PURCHASE PAYMENT  $                      Minimum initial purchase payment $20,000.
                                                     --------------------
                           Make check payable to SUN LIFE OF CANADA (U.S.). (Please estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
-----------------------------------------------------------------------------------------------------------------------------------
                                                        PLEASE COMPLETE REVERSE SIDE
-----------------------------------------------------------------------------------------------------------------------------------
FII-APP-REV-1-01                                                                                                                  1

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                                -------------------------------------------------
[Logo]                          SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                          [PRODUCT NAME]
                                Retirement Products and Services [1-8##-###-####]
                                P.O. Box [###]       Boston, MA   [#####] OR
                                One Copley Place   Boston, MA  02116
                                -------------------------------------------------

               SUB-ACCOUNTS

      [   P                 _______%                                                                   _______%
          R                 _______%                                                                   _______%
          O                 _______%                                                                   _______%
          D                 _______%                                                                   _______%
          U                 _______%                                                                   _______%
          C                 _______%                                                                   _______%
          T                 _______%                                                                   _______%     ]
                                                                                                      APPLY 60-DAY RATE HOLD
          N                 _______%                                                                  ----------------------
          A                 _______%                                                                  / /  Yes    / /  No
          M                 _______%                                                                  ESTIMATED DOLLAR AMOUNT
          E    ]            _______%                                                                  $
                                                                                                      -----------------------------
                            _______%                                                                  NOTE:  A RATE HOLD IS
                            _______%                                                                  IRREVOCABLE AND IS ONLY
                                                                                                      AVAILABLE FOR 1035 EXCHANGES
                                                                                                      AND DIRECT TRUSTEE-TO-TRUSTEE
                                                                                                      TRANSFERS.
-----------------------------------------------------------------------------------------------------------------------------------
I              ACCEPTANCE  I hereby represent that my answers to the questions on this Application are correct and true to the best of my knowledge and belief. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT/CERTIFICATE WHEN BASED
                           ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR
                           AMOUNT.  PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT
                           FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE.  I
                           have read the applicable fraud warning for my state listed below.  I acknowledge receipt of current product and fund prospectuses.

                           --------------------------------------------------------     -------------------------------------------
                           Owner/Participant Signature(s)                               Date

                           --------------------------------------------------------------------        ----------------------------
                           SIGNED AT                               City                                 State
-----------------------------------------------------------------------------------------------------------------------------------
    J          REGISTERED  Will this Contract/Certificate replace or change any existing life insurance or annuity in this or any
           REPRESENTATIVE  other company?  / / Yes / / No
                           If YES, please explain in Section F, SPECIAL INSTRUCTIONS and complete replacement forms where applicable.
                           Signature of Registered                              Registered Representative's Name (print)
                           Representative
                                                            -------------------                                         -----------
                           Broker/Dealer                                        Branch Office Address
                                                            -------------------                                         -----------
                           Telephone Number                                     City                   State         Zip
                                                            -------------------          -------------         -----       --------
                                                                                Broker/Dealer Account #
                                                                                                             ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
          FRAUD WARNINGS

                           For applicants in: ARKANSAS, KENTUCKY, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA:
                                              --------  --------  -----  ----------  ----     ------------
                                 ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN
                                 APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR
                                 CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS
                                 A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL
                                 PENALTIES.

                           For applicants in NEW JERSEY:
                                             ----------
                                 ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE
                                 POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

                           For applicants in the DISTRICT OF COLUMBIA
                                                 --------------------
                                 "WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR PURPOSES OF
                                 DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IT
                                 ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A
                                 CLAIM WAS PROVIDED BY THE APPLICANT."

                           For applicants in COLORADO:
                                             --------
                                 IT IN UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN
                                 INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES
                                 MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR
                                 AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR
                                 INFORMATION TO A POLICY HOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM
                                 INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT
                                 OF REGULATORY AGENCIES.

                           For applicants in FLORIDA:
                                             -------
                                 ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A
                                 STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION
                                 IS GUILTY OF A FELONY OF THE THIRD DEGREE.

                                 AGENT'S FLORIDA LICENSE ID NUMBER:
                                                                       ------------------------------------------------------------
FII-APP-REV-1-01                                                                                                                  2
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FII-APP-REV-1-01                                                                                                                  3
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